                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) June 19, 1998


                      CALIFORNIA COASTAL COMMUNITIES, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-17189                                 02-0426634
     (Commission File Number)          (I.R.S. Employer Identification No.)



4343 Von Karman Avenue, Newport Beach, California         92660
(Address of principal executive offices)                (Zip Code)


                                  (949) 833-3030
               (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                          (Former Name or Former Address,
                           if Changed Since Last Report)

Item 5.  OTHER EVENTS

       On June 18, 1998, the Registrant issued a press release describing the results of the California Court of Appeals' ruling in favor of the Registrant with respect to its compliance with the California Environmental Quality Act in connection with the Registrant's development of its Warner Mesa residential community. A copy of the press release is attached hereto and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:

       Exhibit No.              Description
       -----------              -----------

       99.1              Press Release, issued June 18, 1998



                                        2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KOLL REAL ESTATE GROUP, INC.



Date:  June 19, 1998               By:  /s/ Raymond J. Pacini
                                       ----------------------------------
                                       Raymond J. Pacini
                                       Chief Executive Officer



                                        3.